Exhibit 99.1

CONSENT OF BDO USA, LLP

Consent of Independent Registered Public Accounting Firm

VTB Holdings, Inc.

Valhalla, New York

We hereby consent to the use in the Registration Statement in Form S-3 (File No. 333-188389), the Registration Statements on Form S-8 (File No. 333-171838, File No. 333-181653 and File No. 333-188390), and the proxy statement on Schedule 14A filed on November 4, 2013 (the “proxy statement”) of Parametric Sound Corporation of our report dated November 4, 2013, relating to the consolidated financial statements of VTB Holdings, Inc., which is contained in the proxy statement.

/s/BDO USA, LLP

New York, New York

November 12, 2013